                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 11, 2002


                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                                       000-22915                                    76-0415919
(State or other jurisdiction of                     (Commission                                 (I.R.S. Employer
incorporation)                                      File Number)                               Identification No.)


                              14701 ST. MARY'S LANE
                                    SUITE 800
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 496-1352

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Audit Committee annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on April 11, 2002 decided to no longer engage Arthur Andersen LLP as the Company's independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ended December 31, 2002, effective on such date. The appointment of Ernst & Young LLP is subject to ratification by the Company's shareholders at the annual meeting.

    Arthur Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Company's two most recent fiscal years and through April 11, 2002 (the date of Arthur Andersen's dismissal), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

    The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 12, 2002, stating its agreement with such statements.

    During the Company's two most recent fiscal years and through April 11, 2002, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.



ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.


       NUMBER                                         EXHIBIT
       ------                                         -------
        16.1       -- Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARRIZO OIL & GAS, INC.


                                               By: /s/ FRANK A. WOJTEK
                                               Name:   Frank A. Wojtek
                                               Title:  Vice President and Chief
                                                       Financial Officer



Date: April 12, 2002

                                 EXHIBIT INDEX


       NUMBER                                         EXHIBIT
       ------                                         -------
        16.1       -- Letter from Arthur Andersen LLP to the Securities and Exchange Commission.




                                       3